Exhibit 10.19

Michelle Greenberg

Of Counsel

Email: mgreenberg@moritthock.com

April 1, 2016

VIA FEDERAL EXPRESS

Arden Schneider

Integral Ad Science, Inc.

95 Morton Street, 8th Floor

New York, New York 10014

Re:	First Amendment to Lease between Brickman 95 Morton LLC and Integral Ad Science, Inc.

Premises: 95 Morton Street, 4th Floor, New York, NY

Dear Arden:

Enclosed for your records please find two (2) duplicate originals of the above referenced Amendment along with one (1) duplicate original of the SNDA. Should you have any questions, do not hesitate to call me.

Very truly yours, /s/ Michelle Greenberg MICHELLE GREENBERG

MG:hs

Enclosures

cc:	Steven Weinberger, Esq. (via e-mail w/encls.)

Paul Kotcher (via e-mail w/o ends.)

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/ltr.tenant mg 040116 M2786C.134

400 Garden City Plaza, Garden City, New York 11530	P: 516.873.2000	F: 516.873.2010	www.moritthock.com

FIRST AMENDMENT TO LEASE AGREEMENT

This FIRST AMENDMENT TO LEASE AGREEMENT (the “Amendment”), dated as of the 25 day of March, 2016, by and between BRICKMAN 95 MORTON LLC, whose address is c/o Brickman Associates, 712 Fifth Avenue, New York, New York 10019 (hereinafter called “Landlord”), and INTEGRAL AD SCIENCE, INC., whose address is 95 Morton Street, 8th Floor, New York, New York 10014 (hereinafter called “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease, dated as of July 22, 2014 (the “Lease”), for approximately 25,123 rentable square feet located on the entire eighth (8th) floor (the “Original Premises”) of the building (the “Building”) known as 95 Morton Street, New York, New York;

WHEREAS, pursuant to Section 91 of the Lease, Tenant has a one (1) time right of first offer with respect to either the entire third (3rd) floor or the entire fourth (4th) floor of the Building;

WHEREAS, Tenant has exercised its right of first offer with respect to the entire fourth (4th) floor of the Building (the “Fourth Floor Premises”); and

WHEREAS, the parties desire to amend the Lease to, among other things, add the Fourth Floor Premises to the premises demised under the Lease and to extend the term of the Lease, all as more fully set forth herein

NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning given them in the Lease.

2. Demised Premises. Tenant has elected to exercise its right of first offer with respect to the Fourth Floor Premises. Accordingly, as of the Fourth Floor Commencement Date (as defined herein), the premises demised under the Lease (the “Demised Premises” or “demised premises”) shall be deemed to include both the Original Premises and the Fourth Floor Premises. The Fourth Floor Premises shall consist of approximately 25,141 rentable square feet, as more particularly depicted on the floor plan annexed hereto as Exhibit A.

3. Term.

(a) The term for the Fourth Floor Premises, and Tenant’s right to access and occupy the Fourth Floor Premises, shall commence on the date that is the later of (i) the date Landlord delivers to Tenant vacant possession of the Fourth Floor Premises with Landlord’s Fourth Floor Work (as hereinafter defined) substantially completed or (ii) April 1, 2016 (the

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“Fourth Floor Commencement Date”). Landlord and Tenant agree to execute a commencement date agreement setting forth the Fourth Floor Commencement Date and the Fourth Floor Rent Commencement Date (as hereinafter defined) once such dates become ascertainable, provided, however, the failure to execute same shall in no way affect the validity of the Lease, as amended hereby. If Tenant, in good faith, disputes the date(s) set forth in such notice, Tenant shall notify Landlord within three (3) days following receipt of the commencement date agreement; if the parties are then unable to agree on such date(s), either party may submit the dispute to binding arbitration.

(b) The Lease is hereby amended to provide that the Expiration Date for the Demised Premises shall occur on the last day of the tenth (10th) Lease Year (as defined herein).

4. Fixed Rent.

(a) Notwithstanding anything in the Lease to the contrary, from and after the Fourth Floor Rent Commencement Date, Fixed Rent for the Fourth Floor Premises shall be due and payable as follows:

Period:	Annual Rent:	Monthly Rent:
Lease Year 1	$1,810,152.00	$150,846.00
Lease Year 2	$1,846,355.04	$153,862.92
Lease Year 3	$1,883,282.14	$156,940.18
Lease Year 4	$1,920,947.78	$160,078.98
Lease Year 5	$1,959,366.74	$163,280.56
Lease Year 6	$2,124,259.07	$177,021.59
Lease Year 7	$2,166,744.26	$180,562.03
Lease Year 8	$2,210,079.15	$184,173.27
Lease Year 9	$2,254,280.74	$187,856.74
Lease Year 10	$2,299,366.36	$191,613.86

As used in this Amendment, “Lease Year” shall mean the twelve (12) month period commencing on the Fourth Floor Rent Commencement Date, except (i) to the extent the Fourth Floor Rent Commencement Date is the first day of a calendar month, the First Lease Year shall commence on the Fourth Floor Commencement Date, continue through the Fourth Floor Rent Commencement Date and conclude on the day before the first anniversary of the Fourth Floor Rent Commencement Date, and each Lease Year thereafter shall be the next consecutive twelve (12) calendar month period, and (ii) to the extent the Fourth Floor Rent Commencement Date is not the first day of a calendar month, the First Lease Year shall be the period commencing on the Fourth Floor Commencement Date, continuing through the Fourth Floor Rent Commencement Date and concluding on the last day of the calendar month in which the first anniversary of the Fourth Floor Rent Commencement Date occurs, and each Lease Year thereafter shall be the next consecutive twelve (12) calendar month period.

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The first month’s installment of Fixed Rent for the Fourth Floor Premises shall be due and payable on the Fourth Floor Rent Commencement Date.

There shall be no additional escalation on account of increases in operating expenses of the Building, it being expressly acknowledged by Landlord and Tenant that the two percent (2%) cumulative annual increases in Fixed Rent provided in Section 4(a) above are reflected in the rent numbers contained therein and are being paid by Tenant in lieu of any porter-wage, operating expense or similar escalations which would otherwise be due and payable by Tenant to Landlord.

(b) Notwithstanding anything to the contrary, for the period commencing on the day following the original expiration date for the Original Premises through the extended expiration date set forth in Section 3(b) of this Amendment, Tenant shall pay Fixed Rent for the Original Premises in an amount equal to the then current Fixed Rent payable for the Fourth Floor Premises, on a per square foot basis, subject to the annual increases in Fixed Rent. By way of example only, if the original term for the Original Premises expires on the last day of the tenth (10th) month of the ninth (9th) Lease Year of this amended Term, the Fixed Rent would be $187,731.62 per month (i.e., $89.67 multiplied by 25,123, divided by 12), payable for the eleventh (11th) and twelfth (12th) month of Lease Year 9, and then $2,297,835.00 per year ($191,486.25 per month) for Lease Year 10 (i.e., $91.47 multiplied by 25,123). During such extended period, the Base Tax Year for the Original Premises shall be the calendar year 2018 (i.e., the blend of the New York City fiscal year 2017/2018 (commencing on July 1, 2017 and ending June 30, 2018) and the New York City fiscal year 2018/2019 (commencing on July 1, 2018 and ending June 30, 2019)).

(c) Notwithstanding anything to the contrary, provided the Lease, as amended hereby, is in full force and effect, Tenant’s obligation to pay Fixed Rent for the Fourth Floor Premises shall not commence until the date that is ten (10) months after the Fourth Floor Commencement Date (such date the “Fourth Floor Rent Commencement Date” such period the “Fourth Floor Free Rent Period”). Notwithstanding the foregoing, during the Fourth Floor Free Rent Period, Tenant shall use and occupy the Fourth Floor Premises pursuant to all of the other terms, covenants, conditions and provisions of the Lease, as amended hereby, including, without limitation, the obligation to pay any and all Additional Rent due under the Lease, as amended hereby, including without limitation utility charges and escalations.

5. Real Estate Taxes. Real Estates Taxes for the Fourth Floor Premises shall otherwise be payable in accordance with Article 44 of the Lease, except that (i) the Base Tax Year for the Fourth Floor Premises shall be the calendar year 2018 (i.e., the blend of the New York City fiscal year 2017/2018 (commencing on July 1, 2017 and ending June 30, 2018) and the New York City fiscal year 2018/2019 (commencing on July 1, 2018 and ending June 30, 2019)), and (ii) Tenant’s Proportionate Share with respect to the Fourth Floor Premises shall be 13.01%. Tenant’s liability for Real Estate Taxes for the Fourth Floor Premises shall commence on January 1, 2019.

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6. Landlord’s Work.

(a) On the Fourth Floor Commencement Date, Landlord shall deliver the Fourth Floor Premises to Tenant in its “as-is” condition, subject to the following (collectively, “Landlord’s Fourth Floor Work”): (i) demolish the existing installation and remove all debris; (ii) deliver sprinkler infrastructure, including existing combination standpipe sprinkler risers, temporary construction sprinkler look, and valve connections on the floor which is fully operational, code compliant and ready for Tenant work; (iii) all building systems shall be fully operational; (iv) Landlord shall provide Tenant with a clean ACP-5 for the Fourth Floor Premises; (v) connection points for Tenant’s strobes and related Class E connection shall be available; and (vi) fireproof any exposed structural steel and fire stop as required by code. Landlord’s Fourth Floor Work shall be performed by Landlord at its sole cost and expense, in a first class and good and workmanlike manner and in accordance with applicable laws. Landlord shall give Tenant five (5) business days’ advance notice of the Fourth Floor Commencement Date.

(b) Notwithstanding anything to the contrary contained herein, in the event Landlord is delayed in completing Landlord’s Fourth Floor Work due to delay caused by Tenant and Tenant does not cease such delay within two (2) days of receiving written notice of such delay (a “Tenant Delay”), the applicable Landlord’s Fourth Floor Work shall be deemed substantially completed on the date it reasonably would have been substantially completed but for the Tenant Delay, and the Fourth Floor Commencement Date shall be the date it would have been but for the Tenant Delay. Tenant agrees that in the event its contractors and subcontractors are performing any Tenant’s Fourth Floor Work simultaneously with the performance Landlord’s Fourth Floor Work, Tenant will use commercially reasonable efforts to minimize interference with Landlord’s performance of Landlord’s Fourth Floor Work; should Tenant’s Fourth Floor Work interfere with the performance of Landlord’s Fourth Floor Work, the Fourth Floor Commencement Date shall be the date Landlord’s Fourth Floor Work would have been completed but for the Tenant Delay.

(c) Landlord shall perform the following work at the Original Premises (collectively, the “Landlord’s Original Premises Work”): (i) replace existing countertops, sinks and faucets in the bathrooms with Building standard finishes otherwise consistent with Class A Manhattan office buildings [PL9 for the men’s room and F3 for the ladies’ room]; (ii) replace existing rusted pipe in ceiling with a new copper pipe; and (iii) patch, paint and otherwise repair damage to the ceiling from recent leaks. Landlord’s Original Premises Work shall be performed by Landlord at its sole cost and expense, in a first class and good and workmanlike manner and in accordance with applicable laws. Landlord will endeavor to complete Landlord’s Original Premises Work prior to the Fourth Floor Commencement Date, provided, however, the completion of Landlord’s Original Premises Work shall in no event affect the occurrence of or be a condition of the occurrence of the Fourth Floor Commencement Date. During the

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performance of Landlord’s Original Premises Work, Landlord agrees to use commercially reasonable efforts to minimize interference with Tenant’s business operations at the Original Premises, including the performing same on an overtime basis, and agrees that there will be at least one (1) bathroom on the eighth (8th) floor available for Tenant’s use during the performance of the bathroom renovations.

7. Improvement Allowance. Landlord will make available to Tenant an improvement allowance (the “Tenant Improvement Allowance”) in an amount not to exceed the product of the rentable square feet for the Fourth Floor Premises multiplied by $60.00 per square foot (i.e., for a total allowance of up to $1,508,460.00), which shall (subject to the terms and conditions set forth herein) be expendable for the costs of the construction of Tenant’s initial work and alterations to prepare the Fourth Floor Premises for the operation of its business therein (the “Initial Work”), including any amount paid to a project coordinator, construction consultant or similar consultant engaged by Tenant. The Tenant Improvement Allowance may not be used for moving expenses, office equipment or furniture. The Initial Work shall be performed in accordance with Articles 3 and 53 of the Original Lease, including without limitation, Landlord’s right to review Tenant’s Plans and Specifications prepared in connection with the Initial Work, and Tenant’s obligation to reimburse Landlord upon demand for Landlord’s reasonable, actual, third-party out-of-pocket costs incurred in connection with Landlord’s review of Tenant’s Plans and Specifications for the Initial Work. The Tenant Improvement Allowance shall be paid to the Tenant, not more frequently than once a month, within thirty (30) days after delivery to Landlord by Tenant of a requisition from Tenant, together with appropriate invoices evidencing such work and lien waivers from any contractors or subcontractors who perform work in connection with the requested disbursement of the Tenant Improvement Allowance. Ten percent (10%) of each requisition shall be retained by Landlord until Tenant delivers, or causes to be delivered to Landlord, a certificate of occupancy or a certificate of completion if required in connection with the Initial Work with respect to the Fourth Floor Premises together with final lien waivers from the general contractor. Such retained amount shall be released within thirty (30) days of delivery of the necessary certificates and final lien waiver.

8. Security Deposit. (a) Prior to the execution of this Amendment, Tenant has delivered to Landlord a Letter of Credit in an amount equal to $1,810,152.00 (i.e., twelve (12) months of initial Fixed Rent for the Fourth Floor Premises at a rate equal to $72.00 per square rentable foot of the Fourth Floor Premises), which Letter of Credit otherwise complies with the provisions of Article 76 of the Lease. Such Letter of Credit shall be held in addition to the Letter of Credit previously delivered by Tenant to Landlord upon execution of the Lease in an amount equal to $1,607,872.00.

(b) (i) Provided the Tenant has not previously been in material monetary default more than one (1) time and/or is not then in material monetary default under any of the terms or provisions under the Lease, as amended hereby, beyond the expiration of any applicable notice and grace periods, and provided the Landlord is holding the full Security Deposit required pursuant to Section 8(a) above with respect to the Fourth Floor Premises, following thirty six (36) consecutive months of payment of Fixed Rent for the Fourth Floor Premises, the Security

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Deposit then being held by Landlord shall be reduced, such that the amount of security remaining on deposit with Landlord with respect to the Fourth Floor Premises shall be equal to $1,357,614.00. If the conditions of this Section 8(b)(i) have been satisfied and the Security Deposit reduced, Landlord shall return the then current Letter of Credit upon receipt of an amended Letter of Credit or replacement Letter of Credit in such reduced amount provided same is otherwise in accordance with the provisions of Article 76 of the Original Lease.

(ii) Provided the Tenant has not previously been in material monetary default more than one (1) time and/or is not then in material monetary default under any of the terms or provisions under the Lease, as amended hereby, beyond the expiration of any applicable notice and grace periods, and provided the Landlord is holding the full Security Deposit required pursuant to Section 8(b)(i) above with respect to the Fourth Floor Premises, following sixty (60) consecutive months of payment of Fixed Rent for the Fourth Floor Premises, the Security Deposit then being held by Landlord shall be reduced, such that the amount of security remaining on deposit with Landlord with respect to the Fourth Floor Premises shall be equal to $803,935.98. If the conditions of this Section 8(b)(ii) have been satisfied and the Security Deposit reduced, Landlord shall return the then current Letter of Credit upon receipt of an amended Letter of Credit or replacement Letter of Credit in such reduced amount provided same is otherwise in accordance with the provisions of this Article 76 of the Original Lease.

(iii) Notwithstanding the foregoing, in the event Tenant has delivered an amended Letter of Credit covering the Security Deposit for both the Original Premises and the Fourth Floor Premises in the aggregate amount of $3,418,024.00, the schedule for reduction of Security Deposit shall be as follows: (1) the aggregate Security Deposit shall be reduced by $401,968.03 following thirty six (36) consecutive months of payment of Fixed Rent for the Original Premises, to $3,016,055.97; (2) the aggregate Security Deposit shall be further reduced by $452,538.00 following thirty six (36) consecutive months of payment of Fixed Rent for the Fourth Floor Premises, to $2,563,517.97; (3) the aggregate Security Deposit shall be further reduced by $401,968.03 following sixty (60) consecutive months of payment of Fixed Rent for the Original Premises, to $2,161,549.98; and finally (4) the aggregate Security Deposit shall be further reduced by $452,538.00 following sixty (60) consecutive months of payment of Fixed Rent for the Fourth Floor Premises to $1,709,011.98.

9. Sprinkler and Water.

(a) Supplementing Article 64 of the Lease, from and after the Fourth Floor Commencement Date, Tenant shall pay to Landlord, as Additional Rent, on the first day of each month, $100.00 as Tenant’s portion of the contract price for sprinkler supervisory service with respect to the Fourth Floor Premises.

(b) Supplementing Article 69 of the Lease, from and after the Fourth Floor Commencement Date, Tenant shall pay to Landlord, as Additional Rent, on the first day of each month, $100.00 for the use of water supplied to the Building with respect to the Fourth Floor Premises.

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10. Signage. Landlord, at its sole cost and expense, shall install Tenant’s logo in the main lobby (i.e.: Morton Street lobby) of the Building, subject to the rights of existing tenants at the Building and compliance with law; the signage is depicted on, and the location of such signage is identified on, Exhibit B attached hereto (the “Lobby Signage”). Such Lobby Signage shall not be more than twelve inches (12”) high or thirty inches (30”) wide (the “Maximum Dimensions”); provided, however, if PayPal installs a sign larger than the Maximum Dimensions, Tenant shall have the right to install Lobby Signage larger than the Maximum Dimensions which is comparable to the size of the PayPal signage. In no event may Tenant’s Lobby Signage be installed in a position higher than that of PayPal’s signage. Landlord agrees to install the Lobby Signage within four (4) months after the date of this Amendment. Landlord, at its sole cost and expense, shall install Tenant’s signage on the elevator lobby of the fourth floor of the Building.

11. Freight Elevator. During Tenant’s move-in to the Fourth Floor Premises, Tenant shall be entitled to use the freight elevator for up to eight (8) hours of overtime use at no cost to Tenant.

12. Tenant’s Termination Option. Article 90 of the Original Lease is hereby deleted in its entirety and replaced with the following:

(a) Notwithstanding the stated Expiration Date, Tenant shall have the one time right to terminate the Lease, as amended hereby, with respect to the entire Demised Premises (i.e., Tenant must terminate the Lease, as amended hereby, with respect to both the Original Premises and the Fourth Floor Premises; in no event shall Tenant have the right to terminate the Lease, as amended hereby, for only the Original Premises or only the Fourth Floor Premises), effective as of January 31, 2021. Such termination shall be on written notice to Landlord given no later than January 31, 2020 (the “Termination Notice”), TIME BEING OF THE ESSENCE WITH RESPECT TO THE GIVING OF THE NOTICE. A failure to timely provide the Termination Notice shall constitute a waiver of Tenant’s right to subsequently send such notice. The termination option shall be personal to Tenant named herein and its Permitted Transferees and shall not otherwise be transferrable by Tenant to any third party.

(b) The Termination Payment (as defined herein) shall be paid by Tenant as follows: fifty percent (50%) of the Termination Payment shall be paid simultaneous with the giving of the Termination Notice, and the remaining fifty percent (50%) of the Termination Payment shall be paid on or before the date set forth in the Termination Notice as the termination date. The “Termination Payment” shall be a fee, equal to $2,915.021.00, representing the following unamortized costs of Landlord in connection with the Lease (as same may have been amended): the rent concession given under the Original Lease and this Amendment, the cost of Landlord’s Work under the Original Lease, Landlord’s Fourth Floor Work under this Amendment, and brokerage commissions due under the Original Lease and this Amendment. A failure to remit any installment of the Termination Payment shall result in the Termination Notice being deemed ineffective.

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13. Subordination. Landlord agrees to amend the existing SNDA previously delivered to Tenant pursuant to Section 74(a) of the Original Lease to reflect the inclusion of the Fourth Floor Premises as part of the Demised Premises or to obtain a new SNDA substantially similar to the previously delivered SNDA which includes both the Original Premises and the Fourth Floor Premises in the form annexed hereto as Exhibit C. Landlord’s failure to so deliver an amendment to, or amended, SNDA to Tenant shall in no way affect the self-operative subordination provisions of the Lease, as amended hereby.

14. Broker. Landlord and Tenant each represent and warrant to the other that they have not dealt with any broker or finder in connection with this Amendment other than Jones Lang LaSalle Brokerage, Inc. and Brickman Associates (collectively, the “Broker”). Tenant agrees to indemnify and hold Landlord harmless from and against any claims, costs, expenses (including court costs and reasonable legal fees) and other liabilities incurred by Landlord by reason of any claim or action for a commission or other compensation by any broker or finder claiming to have dealt with Tenant with respect to this Amendment other than Broker. Landlord agrees to indemnify and hold Tenant harmless from and against any claims, costs, expenses (including court costs and reasonable legal fees) and other liabilities incurred by Tenant by reason of any claim or action for a commission or other compensation by any broker or finder claiming to have dealt with Landlord with respect to this Amendment (including Broker). Landlord agrees to pay the Broker a commission pursuant to separate agreements previously executed in connection with the Lease. The provisions of this Section 14 shall survive the expiration or earlier termination of the Lease, as amended hereby.

15. No Modification. Except as modified hereunder, all other terms of the Lease are hereby ratified and confirmed.

16. Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

17. Paragraph Headings. Paragraph headings are for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

18. Execution by Landlord. This Amendment shall not be binding upon on Landlord unless and until a fully executed copy of this Amendment has been executed by both Landlord and Tenant and delivered to Tenant by Landlord.

19. Counterparts. This Amendment may be signed in counterparts.

[THIS PAGE INTENTIONALLY ENDS HERE]

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IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

LANDLORD:

BRICKMAN 95 MORTON LLC

By:	/s/ Bruce S. Brickman
Name: Bruce S. Brickman
Title: Authorized Signatory

TENANT:

INTEGRAL AD SCIENCE, INC.

By:	/s/ Arden Schneider
Name: ARDEN SCHNEIDER
Title: SVP HR & FACILITIES

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EXHIBIT A

FOURTH FLOOR PREMISES

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95 Morton Street - Floor 4

Washington Street
Morton Street
N
400
[redacted]

EXHIBIT B

LOBBY SIGNAGE

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EXHIBIT C

FORM OF SNDA

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name:
Trade Name:
Room/Unit No.:

THIS AGREEMENT is dated the              day of                                 , 20    , and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., Wilde Building, 900 Cottage Grove Road, Hartford, Connecticut 06152, Attn: Debt Asset Management, A4-CRI (“Mortgagee”)                                                                                                                                       ,

d/b/a                                                                                                         , having an address of                                                                      (“Tenant”), and                                                                                           , having an address of                                                                           (“Landlord”).

RECITALS:

A. Tenant has entered into a lease (“Lease”) dated                                                               with                                               as lessor (“Landlord”), covering the premises known as                                                                   (the “Premises”) within the property known as                                                       , more particularly described as shown on Exhibit A, attached hereto (the “Real Property”).

B. Mortgagee has agreed to make or has made a mortgage loan in the amount of                                                           to Landlord, secured by a mortgage of the Real Property (the “Mortgage”), and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

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2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings for the purpose of terminating the Lease so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond any applicable notice and cure periods.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be: (a) liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee, (b) bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord), (c) bound by any amendment, modification, or termination of the Lease made without Mortgagee’s prior written consent (which consent shall not be unreasonably withheld or delayed), or (d) personally liable under the Lease, Mortgagee’s liability thereunder being limited to its interest in the Real Property.

5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

6. Tenant shall give Mortgagee, by commercial overnight delivery service, a copy of any notice of default served on Landlord at the same time such notice is sent to the Landlord, addressed to Mortgagee at Mortgagee’s address set forth above or at such other address as to which Tenant has been notified in writing. Mortgagee shall have the right, but not the obligation, to cure such default within the time period specified in the Lease.

7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

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IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

WITNESSES:	MORTGAGEE:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

	By:	CIGNA Investments, Inc., its authorized representative

By:
Name:

Its:
Name:

TENANT:

By:
Name:

Its:
Name:

LANDLORD:

	By:	/s/ Bruce S. Brickman
Name:

Authorized Signatory
Name:	Its:

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STATE OF CONNECTICUT

                         ss.         Bloomfield

COUNTY OF HARTFORD

On this, the         day of                     , 20    , before me, the undersigned officer, personally appeared                                     , who acknowledged himself to be the                         of CIGNA Investments, Inc., authorized representative for Connecticut General Life Insurance Company, and signed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

Notary Public
My Commission Expires:

STATE OF
:	ss.
COUNTY OF

On this, the            day of                 , 20      , before me, the undersigned officer, personally appeared                            , who acknowledged herself/himself to be the                             of                                , and signed the foregoing instrument for the purposes therein contained as her/his free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

Notary Public
My Commission Expires:

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STATE OF New York

                                             :                     ss.

COUNTY OF New York

On this, the 23rd day of March, 2016, before me, the undersigned officer, personally appeared Bruce S. Brickman, who acknowledged herself/himself to be the Authorized Signatory of Brickman 95 Morton LLC, and signed the foregoing instrument for the purposes therein contained as her/his free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

/s/ Jordan M. Plesser
Notary Public
My Commission Expires:

JORDAN M. PLESSER
Notary Public, State of New York
No. 02PL6315411
Qualified in Nassau County
Commission Expires November 24, 2018

16

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/First Amendment to Lease v7

Exhibit A to SNDA

[Legal description to be attached]

17

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/First Amendment to Lease v7

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name: INTEGRAL AD SCIENCE, INC.

Trade Name: INTEGRAL AD SCIENCE, INC.

Room/Unit No.: Entire 4th Floor and Entire 8th Floor

THIS AGREEMENT is dated the 25th day of March, 2016, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., Wilde Building, 900 Cottage Grove Road, Hartford, Connecticut 06152, Attn: Debt Asset Management, A4-CRI (“Mortgagee”), INTEGRAL AD SCIENCE, INC., having an address of 95 Morton Street, 8th Floor, New York, New York 10014 (“Tenant”), and BRICKMAN 95 MORTON LLC, having an address of c/o Brickman Associates, 712 Fifth Avenue, New York, New York 10019 (“Landlord”).

RECITALS:

A. Tenant has entered into a Lease dated as of July 22, 2014 as amended by that First Amendment to Lease Agreement dated March 25th, 2016 (as amended, “Lease”) with Landlord, covering the premises known as the entire 8th floor and the entire 4th floor (the “Premises”) within the property known as 95 Morton Street, New York, New York more particularly described as shown on Exhibit A, attached hereto (the “Real Property”).

B. Mortgagee has agreed to make or has made a mortgage loan in the amount of $63,800,000 to Landlord, secured by a mortgage of the Real Property (the “Mortgage”), and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution

3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings for the purpose of terminating the Lease so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond any applicable notice and cure periods.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be: (a) liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee, (b) bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord), (c) bound by any amendment, modification, or termination of the Lease made without Mortgagee’s prior written consent (which consent shall not be unreasonably withheld or delayed), or (d) personally liable under the Lease, Mortgagee’s liability thereunder being limited to its interest in the Real Property.

5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

6. Tenant shall give Mortgagee, by commercial overnight delivery service, a copy of any notice of default served on Landlord at the same time such notice is sent to the Landlord, addressed to Mortgagee at Mortgagee’s address set forth above or at such other address as to which Tenant has been notified in writing. Mortgagee shall have the right, but not the obligation, to cure such default within the time period specified in the Lease.

7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

WITNESSES:	MORTGAGEE:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

	By:	CIGNA Investments, Inc., its authorized representative

/s/ Christopher J. Edsall
Name: Christopher J. Edsall		By:	/s/ Ronald T. McKenna Jr.
Ronald T. McKenna Jr.

/s/ William H Bortol
Name: William H Bortol		Its:	Vice President

TENANT:

/s/ Katie Hiatt	INTEGRAL AD SCIENCE, INC.
Name: Katie Hiatt
	By:	/s/ Arden Schneider

/s/ Jill Neff Name: Jill Neff	Its:	SVP, HR & Facilities

LANDLORD:

BRICKMAN 95 MORTON LLC

	By:	/s/ Bruce S. Brickman
Name:		Bruce S. Brickman

Name:	Its:	Authorized Signatory

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution

STATE OF CONNECTICUT

                ss.              Bloomfield

COUNTY OF HARTFORD

On this, the 28th day of March, 2016, before me, the undersigned officer, personally appeared Ronald J. McKenna, who acknowledged himself to be the Vice President of CIGNA Investments, Inc., authorized representative for Connecticut General Life Insurance Company, and signed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

/s/ Kathleen M. Cormier
Notary Public Kathleen M. Cormier
My Commission Expires: 06/30/2019

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution

STATE OF NEW YORK               )

                                                         ) ss.:

COUNTY OF NEW YORK           )

On the 22 day of March, in the year 2016, before me, the undersigned, personally appeared Arden Schneider, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Micah D Nessan
Notary Public
MICAH D NESSAN Notary Public State of New York No. 02NE6180830 Qualified in New York County Commission Expires March 30, 2016

STATE OF NEW YORK             )

                                                       ) ss.:

COUNTY OF NEW YORK             )

On the 23rd day of March, in the year 2016, before me, the undersigned, personally appeared Bruce S. Brickman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Jordan M. Plesser
Notary Public
JORDAN M. PLESSER Notary Public, State of New York No. 02PL6315411 Qualified in Nassau County Commission Expires November 24, 2018

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution

Exhibit A

[Legal Description]

Brickman Associates/95 Morton / Integral Ad Science, Inc. - First Amendment/SNDA_execution